                                                     OPPENHEIMER REAL ESTATE FUND

                                                               FORM N-1A

                                                                PART C

                                                           OTHER INFORMATION

Item 23. - Exhibits

(a)  Declaration  of Trust dated  November  27th,  2001:  Previously  filed with
Registrant's  Initial  Registration  Statement (Reg. No. 333-74582) on 12/05/01,
and incorporated herein by reference.

(b)  By-Laws  adopted  as  of  November  27th,   2001:   Previously  filed  with
Registrant's  Initial  Registration  Statement (Reg. No. 333-74582) on 12/05/01,
and incorporated herein by reference.

(c)      (i)    Specimen Class A Share Certificate: To be filed by amendment.

         (ii)   Specimen Class B Share Certificate: To be filed by amendment.

         (iii)  Specimen Class C Share Certificate: To be filed by amendment.

         (iv)   Specimen Class N Share Certificate: To be filed by amendment.

         (v)    Specimen Class Y Share Certificate: To be filed by amendment.

(d)      Form of Investment Advisory Agreement: To be filed by amendment.

(e)      (i) Form of General Distributor's Agreement: To be filed by amendment.

(ii)Form of Dealer Agreement of OppenheimerFunds  Distributor,  Inc.: Previously
filed with  Post-Effective  Amendment  No. 45 to the  Registration  Statement of
Oppenheimer  High Yield Fund (Reg.  No.  2-62076),  10/26/01,  and  incorporated herein by reference.

(iii)Form of Broker Agreement of OppenheimerFunds Distributor,  Inc.: Previously
filed with  Post-Effective  Amendment  No. 45 to the  Registration  Statement of
Oppenheimer  High Yield Fund (Reg.  No.  2-62076),  10/26/01,  and  incorporated herein by reference.

(iv)Form of Agency Agreement of OppenheimerFunds  Distributor,  Inc.: Previously
filed with  Post-Effective  Amendment  No. 45 to the  Registration  Statement of
Oppenheimer  High Yield Fund (Reg.  No.  2-62076),  10/26/01,  and  incorporated herein by reference.

(v)Form  of Trust  Company  Fund/SERV  Purchase  Agreement  of  OppenheimerFunds
Distributor,  Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration  Statement  of  Oppenheimer  High Yield Fund  (Reg.  No.  2-62076),
10/26/01, and incorporated herein by reference.

(vi)Form of Trust  Company  Agency  Agreement of  OppenheimerFunds  Distributor,
Inc.: Previously filed with Post-Effective  Amendment No. 45 to the Registration
Statement of  Oppenheimer  High Yield Fund (Reg.  No.  2-62076),  10/26/01,  and
incorporated herein by reference.

(f) (i) Form of Deferred Compensation Plan for Disinterested Trustees/Directors:
To be filed by amendment.

(g) (i) Form of Custody Agreement: To be filed by amendment.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel: To be filed by amendment.

(j)      Independent Auditors' Consent: To be filed by amendment.

(k)      Not applicable.

Investment  Letter from  OppenheimerFunds,  Inc. to  Registrant:  To be filed by amendment.

(m) (i) Form of Service Plan and  Agreement  for Class A shares:  To be filed by amendment.

     (ii) Form of  Distribution  and  Service  Plan and  Agreement  for  Class B
          shares: To be filed by amendment.

     (iii)Form of  Distribution  and  Service  Plan and  Agreement  for  Class C
          shares: To be filed by amendment.

     (iv) Form of  Distribution  and  Service  Plan and  Agreement  for  Class N
          shares: To be filed by amendment.

(n)  Oppenheimer  Funds  Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01:  Previously filed with Post-Effective  Amendment No. 20 to the Registration  Statement of Oppenheimer Cash Reserves (Reg. No. 33-23223),
9/27/01, and incorporated herein by reference.

Reserved.

(p) Amended and Restated Code of Ethics of the Oppenheimer  Funds dated March 1,
2000 under Rule 17j-1 of the Investment  Company Act of 1940:  Previously  filed with the Initial  Registration  Statement of  Oppenheimer  Emerging  Growth Fund
(Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

-        Powers of Attorney: To be filed by Amendment.

Item 24. - Persons Controlled by or Under Common Control with the Fund
----------------------------------------------------------------------

None.

Item 25. - Indemnification
--------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and
Restated  Declaration  of Trust  filed  as  Exhibit  23(a) to this  Registration
Statement, and incorporated herein by reference.

Insofar as indemnification  for liabilities  arising under the Securities Act of
1933  may  be  permitted  to  trustees,  officers  and  controlling  persons  of
Registrant  pursuant to the foregoing  provisions or otherwise,  Registrant  has been advised that in the opinion of the Securities and Exchange  Commission such indemnification  is against  public policy as expressed in the Securities Act of
1933  and  is,  therefore,   unenforceable.  In  the  event  that  a  claim  for
indemnification  against such liabilities  (other than the payment by Registrant of expenses  incurred  or paid by a trustee,  officer or  controlling  person of
Registrant  in the  successful  defense of any action,  suit or  proceeding)  is asserted by such trustee, officer or controlling person, Registrant will, unless in the  opinion  of its  counsel  the matter  has been  settled  by  controlling precedent,  submit to a court of appropriate  jurisdiction  the question whether such  indemnification  by it is  against  public  policy  as  expressed  in  the
Securities  Act of 1933 and will be governed by the final  adjudication  of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a) OppenheimerFunds,  Inc. is the investment adviser of the Registrant;  it and certain subsidiaries and affiliates act in the same capacity to other investment companies,  including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b) There is set forth below  information as to any other business,  profession, vocation  or  employment  of a  substantial  nature in which  each  officer  and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been,  engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position               Other Business and Connections
with OppenheimerFunds, Inc.             During the Past Two Years
---------------------------             -------------------------
Timothy L. Abbuhl,
Assistant Vice President                        None.

Amy B. Adamshick,
Vice President
Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President                           None.

Edward J. Amberger,
Assistant Vice President                        None.

Janette Aprilante,

Vice President and Secretary                    None.

Hany S. Ayad,
Assistant Vice President                        None.

Victor W. Babin,
Senior Vice President                           None.

Bruce L. Bartlett,
Senior Vice President                           None.

John Michael Banta
Assistant Vice President                        None.

Lerae A. Barela
Assistant Vice President                        None.

George Batejan,
Executive Vice President/
Chief Information Officer                       None.

Kevin Baum,
Assistant Vice President                        None.

Connie Bechtolt,
Assistant Vice President                        None.

Robert Behal
Assistant Vice President                        None.

Kathleen Beichert,
Vice President                                  None.

Rajeev Bhaman,
Vice President                                  None.

Mark Binning,
Assistant Vice President                        None.

Erik S. Berg
Assistant Vice President                        None

Robert J. Bishop,
Vice President                                  None.

John R. Blomfield,
Vice President                                  None.

Chad Boll,
Assistant Vice President                        None.

Lowell Scott Brooks,
Vice President                                  None.

Richard Buckmaster
Vice President                                  None.

Scott Burroughs
Vice President                                  None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division                   None.

Claudia Calich
Assistant Vice President                        None

Michael A. Carbuto,
Vice President                                  None.

Ronald G. Chibnik
Assistant Vice President                        None.

Peter V. Cocuzza,
Vice President                                  None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division                              None.

John Damian
Vice President                                  None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment
Officer and Director
Chairman  of the Board and a director  (since  June  1999) and  Senior  Managing
Director (since December 1998) of HarbourView  Asset Management  Corporation;  a
director (since July 2001) of Oppenheimer  Acquisition  Corp.; a director (since
March  2000) of OFI Private  Investments,  Inc.;  Chairman of the Board,  Senior
Managing Director and director (since February 2001) of OAM Institutional, Inc.;
Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President                        None.

Robert A. Densen,
Senior Vice President                           None.

Ruggero de'Rossi,
Vice President
Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President                        None.

Randall C. Dishmon,
Assistant Vice President                        None.

Rebecca K. Dolan
Assistant Vice President                        None.

Steven D. Dombrower,
Vice President                                  None.

Bruce C. Dunbar,
Vice President                                  None.

Richard Edmiston,
Assistant Vice President                        None.

Daniel R. Engstrom,
Assistant Vice President                        None.

Armand B. Erpf,
Assistant Vice President                        None.

George R. Evans,
Vice President                                  None.

Edward N. Everett,
Assistant Vice President                        None.

George Fahey,
Vice President                                  None.

Leslie A. Falconio,
Vice President                                  None.

Scott T. Farrar,
Vice President
Assistant  Treasurer of  Oppenheimer  Millennium  Funds plc; an officer of other
Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel
and Secretary
Vice President and Secretary of OppenheimerFunds,  Distributor,  Inc.; Secretary
and Director of Centennial  Asset  Management  Corporation;  Vice  President and
Secretary of Oppenheimer Real Asset Management,  Inc.;  Secretary of HarbourView
Asset  Management   Corporation,   Oppenheimer   Partnership   Holdings,   Inc.,
Shareholder Financial Services,  Inc.,  Shareholder Services,  Inc., OFI Private
Investments, Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division
Director  of ICI Mutual  Insurance  Company;  Governor  of St.  John's  College;
Director of  International  Museum of Photography  at George  Eastman House;  an
officer and/or portfolio manager of certain Oppenheimer funds.

Paul Fitzsimmons
Assistant Vice President                        None.

P. Lyman Foster,
Senior Vice President
Formerly, Vice President of Prudential Investments (August 1999-April 2000).

David J. Foxhoven,
Assistant Vice President                        None.

Colleen M. Franca,
Assistant Vice President                        None.

Crystal French,
Vice President                                  None.

Dan P. Gangemi,
Vice President                                  None.

Dan Gagliardo
Assistant Vice President                        None.

Subrata Ghose,
Assistant Vice President
Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President                        None.

Alan C. Gilston,
Vice President                                  None.

Jill E. Glazerman,
Vice President                                  None.

Paul M. Goldenberg,
Vice President                                  None.

Mikhail Y. Goldverg,
Assistant Vice President                        None.

Laura Granger,
Vice President
Formerly, Portfolio Manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and

Director  Chief  Financial  Officer,   Treasurer  and  director  of  Oppenheimer
Acquisition  Corp.;  Executive Vice President of  HarbourView  Asset  Management
Corporation;  President  and director of  OppenheimerFunds  International  Ltd.;
President.  Chief  Executive  Officer,  Chairman  of the Board and  director  of
Oppenheimer  Trust Company;  director of Trinity  Investment  Management  Corp.,
Secretary/Treasurer  and director of OppenheimerFunds Legacy Program (a Colorado non-profit  corporation);  Executive Vice President of OFI Private  Investments,
Inc.;  Executive  Vice  President  of OAM  Institutional,  Inc. and a Member and
Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President                           None.

Robert Guy,
Senior Vice President                           None.

David Hager
Vice President                                  None.

Robert Haley,
Assistant Vice President                        None.

Marilyn Hall
Vice President                                  None.

Kelly Haney,
Assistant Vice President                        None.

Thomas B. Hayes,
Vice President                                  None.

Dorothy F. Hirshman,
Vice President                                  None.

Merryl I. Hoffman,
Vice President and
Senior Counsel    Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President                                  None.

Scott T. Huebl,
Vice President                                  None.

Margaret Hui,
Assistant Vice President
Formerly Vice President - Syndications of Sanwa Bank California  (January 1998 -
September 1999).

James G. Hyland,
Assistant Vice President                        None.

Steve P. Ilnitzki,
Senior Vice President
Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and
Assistant Counsel                               None.

William Jaume,
Vice President
Senior  Vice  President  (since  April  2000) of  HarbourView  Asset  Management
Corporation; and of OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President                                  None.

John Jennings,
Vice President                                  None.

Lewis A. Kamman,
Vice President                                  None.

Jennifer E. Kane,
Assistant Vice President                        None.

Lynn O. Keeshan,
Senior Vice President                           None.

Thomas W. Keffer,
Senior Vice President                           None.

Kristina J. Keller,
Vice President                                  None.

Michael Keogh,
Vice President                                  None.

Michael Kirkpatrick,
Assistant Vice President                        None.

Garrett K. Kolb
Assistant Vice President                        None.

Teresa Kong
Assistant Vice President                        None.

Walter G. Konops,
Assistant Vice President                        None.

Avram D. Kornberg,
Senior Vice President                           None.

James Kourkoulakos,
Vice President.                                 None.

John S. Kowalik,
Senior Vice President                           None.

Joseph Krist,
Assistant Vice President                        None.

Guy E. Leaf
Vice President                                  None.

Christopher M. Leavy,
Senior Vice President
Formerly  Vice  President  and Portfolio  Manager at Morgan  Stanley  Investment
Management (1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).

Laura Leitzinger
Vice President                                  None.

Michael S. Levine,
Vice President                                  None.

Gang Li
Assistant Vice President                        None.

Shanquan Li,
Vice President                                  None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel                                 None.

Bill Linden
Assistant Vice President                        None.

Malissa B. Lischin,
Assistant Vice President
Formerly Associate Manager,  Investment Management Analyst at Prudential (1996 -
March 2000).

Reed Litchner
Vice President                                  None.

David P. Lolli,
Assistant Vice President                        None.

Daniel G. Loughran
Vice President: Rochester Division  None.

Patricia A. Lovett
Vice President                                  None.

David M. Mabry,
Vice President                                  None.

Randy Manske
Assistant Vice President                        None.

Steve Macchia,
Vice President                                  None.

Marianne Manzolillo,
Assistant Vice President
Formerly, Vice President for DLJ High Yield Research Department (February 1993 -
July 2000).

Philip T. Masterson,
Vice President and
Associate Counsel                               None.

Lisa Migan,
Assistant Vice President                        None.

Andrew J. Mika,
Senior Vice President
Formerly a Second Vice President for Guardian  Investments  (June 1990 - October
1999).

Joy Milan,
Vice President                                  None.

Denis R. Molleur,
Vice President and
Senior Counsel                                  None.

Nikolaos D. Monoyios,
Vice President                                  None.

John Murphy,

Chairman, President, Chief Executive
Officer and Director
President,  Chief  Executive  Officer and  director of OFI Private  Investments,
Inc., an investment adviser subsidiary of the Manager;  Chairman and director of
Shareholder Services,  Inc. and Shareholder  Financial Services,  Inc., transfer agent  subsidiaries  of the  Manager;  President  and  director  of  Oppenheimer
Acquisition Corp., the Manager's parent holding company;  President and director of Oppenheimer  Partnership Holdings,  Inc., a holding company subsidiary of the
Manager;  President  and director of  OppenheimerFunds  International  Ltd.,  an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium
Funds plc; director of HarbourView Asset Management  Corporation and Oppenheimer
Real Asset Management,  Inc.,  investment  adviser  subsidiaries of the Manager;
President and director of OppenheimerFunds Legacy Program, a Colorado non-profit corporation;  director of OAM  Institutional,  Inc.;  President and a trustee of other Oppenheimer funds; director of David L. Babson Acquisition Corp.

Thomas J. Murray,
Vice President                                  None.

Kenneth Nadler,
Vice President                                  None.

David Negri,
Senior Vice President                           None.

Richard Nichols
Vice President                                  None.

Barbara Niederbrach,
Assistant Vice President                        None.

Robert A. Nowaczyk,
Vice President                                  None.

Raymond C. Olson,
Assistant Vice President                        None.

Gina M. Palmieri,
Vice President                                  None.

Mark Paris
Assistant Vice President                        None.

Frank J. Pavlak,
Vice President                                  None.

David P. Pellegrino,
Vice President                                  None.

Allison C. Pells
Assistant Vice President                        None.

James F. Phillips,
Assistant Vice President                        None.

Jane C. Putnam,
Vice President                                  None.

Michael E. Quinn,
Vice President                                  None.

Julie S. Radtke,
Vice President                                  None.

Kristina Richardson
Assistant Vice President                        None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division                              None.

Thomas P. Reedy,
Vice President
Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division  None.

David Robertson,
Senior Vice President
Formerly  Director of Sales &  Marketing at Schroder  Investment  Management
North America (March 1998-March 2000).

Rob Robis
Assistant Vice President                        None.

Antoinette Rodriguez,
Assistant Vice President                        None.

Jeffrey S. Rosen,
Vice President                                  None.

Richard H. Rubinstein,
Senior Vice President                           None.

James H. Ruff,
Executive Vice President
President and director of  OppenheimerFunds  Distributor,  Inc.;  Executive Vice
President (since March 2000) of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President
President and director of Shareholder Services,  Inc.; formerly Chief Operations
Officer for American International Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President                        None.

Valerie Sanders,
Vice President                                  None.

Kenneth Schlupp
Vice President
Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President                                  None.

Scott A. Schwegel
Assistant Vice President                        None.

Ellen P. Schoenfeld,
Vice President                                  None.

Allan P. Sedmak
Assistant Vice President                        None.

Jennifer L. Sexton,
Vice President                                  None.

Martha A. Shapiro,
Vice President                                  None.

Steven J. Sheerin,
Vice President
Formerly consultant with Pricewaterhouse  Coopers (November 2000-May 2001) prior to which he was a Vice  President of Merrill  Lynch Pierce  Fenner &  Smith,
Inc. (July 1998-October 2000).

Bonnie Sherman
Assistant Vice President                        None.

David C. Sitgreaves
Assistant Vice President                        None.

Enrique H. Smith
Assistant Vice President                        None.

Richard A. Soper,
Vice President                                  None.

Keith J. Spencer,
Vice President                                  None.

Cathleen R. Stahl,
Assistant Vice President
Assistant Vice President & Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division              None.

Arthur P. Steinmetz,
Senior Vice President                           None.

Jayne M. Stevlingson,
Vice President                                  None.

Gregory J. Stitt,
Vice President                                  None.

John P. Stoma,
Senior Vice President                           None.

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel
Formerly,   Associate  General  Counsel,  Chief  Compliance  Officer,  Corporate
Secretary and Vice President of Winmill & Co. Inc. (formerly Bull & Bear
Group,  Inc.),  CEF Advisers,  Inc.  (formerly Bull & Bear Advisers,  Inc.),
Investor Service Center, Inc. and Midas Management  Corporation (November 1997 -
March 2000).

Mary Sullivan,
Assistant Vice President                        None.

Kevin L. Surrett,
Assistant Vice President                        None.

Susan B. Switzer,
Vice President                                  None.

Anthony A. Tanner,
Vice President: Rochester Division              None.

Eamon Tubridy
Assistant Vice President                        None.

Cameron Ullyat
Assistant Vice President                        None.

Mark S. Vandehey,
Vice President                                  None.

Maureen VanNorstrand,
Vice President                                  None.

Phillip F. Vottiero,
Vice President                                  None.

Samuel Sloan Walker,
Vice President                                  None.

Teresa M. Ward,
Vice President                                  None.

Darrin L. Watts
Assistant Vice President                        None.

Jerry A. Webman,
Senior Vice President                           None.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division                              None.

Barry D. Weiss,
Vice President
Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells,
Vice President                                  None.

Joseph J. Welsh,
Vice President                                  None.

Catherine M. White,
Assistant Vice President
Formerly,  Assistant Vice President with Gruntal & Co. LLC (September 1998 -
October 2000);  member of the American Society of Pension Actuaries (ASPA) since
1995.

William L. Wilby,
Senior Vice President
Senior  Investment  Officer,  Director of  International  Equities;  Senior Vice
President of HarbourView Asset Management Corporation.

Donna M. Winn,
Senior Vice President
Senior Vice President (since March 2000) of OFI Private Investments, Inc.

Kenneth Winston,
Senior Vice President
Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer
Treasurer  (since  March  1999) of  HarbourView  Asset  Management  Corporation,
Shareholder  Services,  Inc.,  Oppenheimer  Real Asset  Management  Corporation,
Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc.,
of OFI Private  Investments,  Inc.  (since  March 2000) and of  OppenheimerFunds
International Ltd. and of Oppenheimer  Millennium Funds plc (since May 2000), of
OAM  Institutional,  Inc. (since  February 2001);  Treasurer and Chief Financial
Officer  (since May 2000) of  Oppenheimer  Trust  Company;  Assistant  Treasurer
(since March 1999) of  Oppenheimer  Acquisition  Corp.  and of  OppenheimerFunds
Legacy Program (since April 2000); an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President
An officer and/or portfolio manager of certain  Oppenheimer funds; serves on the
Board of Chinese Children Adoption International Parents Council,  Supporters of
Children,  and  the  Advisory  Board  of  Denver  Children's  Hospital  Oncology
Department.

Kurt Wolfgruber,
Senior Vice President
Senior  Investment  Officer,  Director  of  Domestic  Equities;  member  of  the
Investment  Product Review Committee and the Executive  Committee of HarbourView
Asset Management Corporation.

Caleb C. Wong,
Vice President                                  None.

Edward C. Yoensky
Assistant Vice President                        None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Acting General Counsel
Assistant  Secretary  of  Shareholder  Services,   Inc.,  Shareholder  Financial
Services, Inc.,  OppenheimerFunds  International Ltd. and Oppenheimer Millennium
Funds plc; an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                              None.

Neal A. Zamore,
Vice President
Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President                                  None.

Alex Zhou
Assistant Vice President                        None.

Arthur J. Zimmer,
Senior Vice President
Senior  Vice  President  (since  April  1999) of  HarbourView  Asset  Management
Corporation.

Susan Zimmerman,
Vice President                                  None.

The Oppenheimer  Funds include the Board I-based  Oppenheimer  Funds,  the Board
II-based  Oppenheimer  Funds,  the Board  III-based Funds and the Board IV-based
Funds as set forth below:

Board I -based Oppenheimer Funds
--------------------------------

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Special Value Fund
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Board II-based Oppenheimer Funds
--------------------------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

Board III-based Funds
---------------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Board IV-based Funds
--------------------

Oppenheimer Real Estate Fund

The address of the Board IV-based  Oppenheimer  Funds,  OppenheimerFunds,  Inc.,
OppenheimerFunds   Distributor,   Inc.,   HarbourView  Asset  Management  Corp.,
Oppenheimer  Partnership Holdings,  Inc., Oppenheimer  Acquisition Corp. and OFI
Private Investments, Inc. is 498 Seventh Avenue, New York, New York 10018.

The  address  of  the  Board  I-based  Oppenheimer  Funds,  the  Board  II-based
Oppenheimer Funds, the Board III-based funds,  Shareholder  Financial  Services,
Inc., Shareholder Services, Inc.,  OppenheimerFunds  Services,  Centennial Asset
Management  Corporation,  Centennial  Capital Corp.,  and Oppenheimer Real Asset
Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter

(a)  OppenheimerFunds  Distributor,  Inc. is the Distributor of the Registrant's
shares.  It is also the  Distributor  of each of the other  registered  open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this  Registration  Statement and listed in Item
26(b) above (except  Oppenheimer  Multi-Sector  Income Trust and Panorama Series
Fund, Inc.) and for MassMutual Institutional Funds.

(b) The directors and officers of the Registrant's principal underwriter are:

Name & Principal           Positions & Offices              Positions & Offices
Business Address                 with Underwriter                         with Registrant
----------------                 ----------------                         ---------------

Robert Agan (1)                 Vice President                                  None

Janette Aprilante (2)           Secretary                                       None

Jason R. Bach                   Vice President                                  None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley            Vice President                                  None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)           Vice President                                  None

Gabriella Bercze (2)            Vice President                                  None

Douglas S. Blankenship          Vice President                                  None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)             Assistant Vice President                        None

Kevin Bonner (2)                Assistant Vice President                        None

L. Scott Brooks (2)             Vice President                                  None

Kevin E. Brosmith               Senior Vice President                           None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)            Vice President                                  None

Susan Burton                    Vice President                                  None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron             Vice President                                  None
6 Dahlia Drive
Irvine, CA 92618

Jill Crockett (2)               Assistant Vice President                        None

H.C. Digby Clements             Vice President                                  None
200 Oaklane
Rochester, NY 14610

Robert A. Coli                  Vice President                                  None
12 White Tail Lane
Bedminster, NJ 07921

Jill E. Crockett (2)            Assistant Vice President                        None

Jeffrey D. Damia (2)            Vice President                                  None

John Davis (2)                  Assistant Vice President                        None

Stephen J. Demetrovits (2)      Vice President                                  None

Michael W. Dickson              Vice President                                  None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro               Vice President                                  None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)            Vice President                                  None

George P. Dougherty             Vice President                                  None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman               Vice President                                  None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)                  Vice President                                  None

Kent M. Elwell                  Vice President                                  None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett                Vice President                                  None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey                 Vice President                                  None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon                  Vice President                                  None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)           Vice President and                              None
                                Corporate Secretary

Mark J. Ferro (2)               Vice President                                  None

Ronald H. Fielding (3)          Vice President                                  None

Patrick W. Flynn (1)            Senior Vice President                           None

John E. Forrest (2)             Senior Vice President                           None

John ("J") Fortuna (2)          Vice President                                  None

P. Lyman Foster (2)             Senior Vice President                           None

Victoria Friece (1)             Assistant Vice President                        None

Luiggino J. Galleto             Vice President                                  None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans                Vice President                                  None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti                 Vice President                                  None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)             Vice President                                  None

Ralph Grant (2)                 Senior Vice President                           None

Michael D. Guman                Vice President                                  None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet                 Assistant Vice President                        None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger           Vice President                                  None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery              Vice President                                  None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman          Vice President                                  None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson                 Vice President                                  None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn              Vice President                                  None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)            Vice President                                  None

Edward Hrybenko (2)             Vice President                                  None

Brian F. Husch (2)              Vice President                                  None

Richard L. Hymes (2)            Vice President                                  None

Kathleen T. Ives (1)            Vice President                                  None

Eric K. Johnson                 Vice President                                  None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson                 Vice President                                  None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh               Vice President                                  None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)         Vice President                                  None

Brian G. Kelly                  Vice President                                  None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2)               Vice President                                  None

Lisa Klassen (1)                Assistant Vice President                        None

Richard Klein                   Senior Vice President                           None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2)               Vice President                                  None

Dean Kopperud (2)               Senior Vice President                           None

Brent A. Krantz                 Senior Vice President                           None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia                  Vice President                                  None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)                Vice President                                  None

Dawn Lind                       Vice President                                  None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)             Assistant Vice President                        None

James V. Loehle                 Vice President                                  None
30 Wesley Hill Lane
Warwick, NY 10990

John J. Lynch                   Vice President                                  None
5341 Ellsworth
Dallas, TX 75206

Mark Macken                     Vice President                                  None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2)               Vice President                                  None

Steven C. Manns                 Vice President                                  None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion                  Vice President                                  None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin                 Vice President                                  None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)                Assistant Vice President                        None

Theresa-Marie Maynier           Vice President                                  None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello          Vice President                                  None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough               Vice President                                  None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan                 Vice President                                  None
18424 12th Avenue West
Lynnwood, WA 98037

Dixon Morgan                    Vice President                                  None
1820 Berkshire Rd.
Gates Mills, OH 44040

John V. Murphy(2) Director

Wendy Jean Murray               Vice President                                  None
32 Carolin Road
Upper Montclair, NJ 07043

Christina Nasta (2)             Assistant Vice President

John W. Nesnay                  Vice President                                  None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin P. Neznek (2)             Vice President                                  None

Patrick J. Noble                Vice President                                  None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel                    Vice President                                  None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olsen (1)               Assistant Vice President                        None
                                & Treasurer

Gayle E. Pereira                Vice President                                  None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes                 Vice President                                  None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit               Vice President                                  None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti             Vice President                                  None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)         Senior Vice President                           None

Christopher L. Quinson          Vice President                                  None
19 Cayuga Street
Rye, NY 10580

Minnie Ra                       Vice President                                  None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)          Assistant Vice President                        None

Gary D. Rakan                   Vice President                                  None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso                 Vice President                                  None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY  10538

Douglas Rentschler              Vice President                                  None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)     Vice President                                  None

Ruxandra Risko(2)               Vice President                                  None

David R. Robertson (2)          Senior Vice President                           None

Kenneth A. Rosenson             Vice President                                  None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2)               President & Director                        None

William R. Rylander             Vice President                                  None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)                Vice President                                  None

Alfredo Scalzo                  Vice President                                  None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino               Vice President                                  None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp                      Vice President                                  None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)                Vice President                                  None

Douglas Bruce Smith             Vice President                                  None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino             Vice President                                  None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein                  Vice President                                  None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

John Stoma (2)                  Senior Vice President                           None

Brian C. Summe                  Vice President                                  None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)              Vice President                                  None

George T. Sweeney               Senior Vice President                           None
5 Smoke House Lane
Hummelstown, PA 17036

Scott McGregor Tatum            Vice President                                  None
704 Inwood
Southlake, TX 76092

James Taylor (2)                Assistant Vice President                        None

Martin Telles (2)               Senior Vice President                           None

David G. Thomas                 Vice President                                  None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K.Toma                    Vice President                                  None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker                 Vice President                                  None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2)               Vice President                                  None

Mark Vandehey (1)               Vice President                                  None

Suzanne Walters (1)             Assistant Vice President                        None

Teresa Ward (1)                 Vice President                                  None

Michael J. Weigner              Vice President                                  None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise                      Vice President                                  None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)             Assistant Vice President                        None

Marjorie J. Williams            Vice President                                  None
6930 East Ranch Road
Cave Creek, AZ 85331

Thomas Wilson (2)               Vice President                                  None

Donna Winn (2)                  Senior Vice President                           None

Philip Witkower (2)             Senior Vice President                           None

Cary Patrick Wozniak            Vice President                                  None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska                 Vice President                                  None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Robert G. Zack (2)              General Counsel & Director                  None

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts,  books and other documents required to be maintained by Registrant pursuant  to  Section  31(a) of the  Investment  Company  Act of 1940 and  rules promulgated  thereunder are in the possession of  OppenheimerFunds,  Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

                                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment
Company Act of 1940,  the  Registrant  has duly caused this has duly caused this
Registration Statement to be signed on its behalf by the undersigned,  thereunto duly  authorized,  in the City of New York and State of New York on the 1st day
of February 2002.

                                                    Oppenheimer Real Estate Fund

                                                     /s/ John V. Murphy
                                                 By: ________________________________
                                                         John V. Murphy, President

Pursuant to the  requirements of the Securities Act of 1933,  this  Registration
Statement  has been signed below by the following  persons in the  capacities on the dates indicated:

Signatures                              Title                               Date
----------                              -----                               ----

/s/ Robert G. Zack
____________________________            Trustee                         February 1, 2002
Robert G. Zack

/s/ Denis Molleur
_____________________________           Trustee                         February 1, 2002

Denis Molleur

/s/ Dina Lee
_____________________________           Trustee                         February 1, 2002

Dina Lee

/s/ John V. Murphy *                    President and                   February 1, 2002
_____________________________           Chief Executive
John V. Murphy    Officer

/s/ Brian W. Wixted*                    Treasurer and Principal         February 1, 2002
_____________________________           Financial and
Brian W. Wixted                         Accounting Officer

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

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